------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) September 27, 2002


     CWMBS, INC., (as depositor under the Pooling and Servicing
     Agreement, dated as of September 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-19, Mortgage Pass-Through Certificates, Series 2002-19).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-92152                95-4596516
----------------------------       -----------          -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On September 27, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-19.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 24, 2002 and the Prospectus Supplement dated September 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-19.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP I

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
California                      504          $ 232,981,503.65        61.89%
Colorado                         24          $  10,841,043.43         2.88%
Florida                          19          $   7,679,339.96         2.04%
Massachusetts                    25          $  12,833,166.53         3.41%
New Jersey                       19          $   9,022,010.00         2.40%
New York                         36          $  15,642,194.73         4.15%
Washington                       17          $   7,714,867.88         2.05%
Other (less than 2%)            177          $  79,755,757.08        21.19%
                           ----------------------------------------------------
                                821          $ 376,469,883.26       100.00%

----------
(1) The Other row in the preceding table includes 31 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.195% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
CLUES Plus                       17          $   6,885,565.00         1.83%
Full/Alternative                648          $ 300,268,363.20        79.76%
Reduced                         133          $  57,237,217.93        15.20%
Streamlined                      23          $  12,078,737.13         3.21%
                           ----------------------------------------------------
                                821          $ 376,469,883.26       100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
2-4 Units                         8          $   3,523,321.66         0.94%
Hi-rise Condo                     4          $   1,905,390.00         0.51%
Low-rise Condo                   33          $  12,879,913.57         3.42%
PUD                             198          $  89,255,912.87        23.71%
Single Family Residence         578          $ 268,905,345.16        71.43%
                           ----------------------------------------------------
                                821          $ 376,469,883.26       100.00%

                               Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
      6.000                       4          $   1,451,500.00         0.39%
      6.125                       5          $   2,883,200.00         0.77%
      6.250                      36          $  17,450,821.07         4.64%
      6.375                      94          $  47,848,904.32        12.71%
      6.500                     164          $  76,527,618.98        20.33%
      6.625                     155          $  69,753,339.90        18.53%
      6.750                     155          $  71,672,229.33        19.04%
      6.875                      87          $  36,788,446.34         9.77%
      7.000                      46          $  19,320,222.65         5.13%
      7.125                      35          $  14,739,224.29         3.92%
      7.250                      13          $   6,566,900.57         1.74%
      7.375                       9          $   3,604,413.26         0.96%
      7.500                      11          $   4,412,721.65         1.17%
      7.625                       4          $   1,674,797.64         0.44%
      7.750                       1          $     451,281.26         0.12%
      7.875                       2          $   1,324,262.00         0.35%
                           ----------------------------------------------------
                                821          $ 376,469,883.26       100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.670% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.672% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose               Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinanced             134          $  59,575,265.32        15.82%
Purchase                        302          $ 131,412,623.13        34.91%
Rate/Term Refinanced            385          $ 185,481,994.81        49.27%
                           ----------------------------------------------------
                                821          $ 376,469,883.26       100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 and Below                   61         $  34,118,205.08         9.06%
50.01 to 55.00                    44         $  23,104,163.26         6.14%
55.01 to 60.00                    40         $  18,322,742.78         4.87%
60.01 to 65.00                    45         $  23,543,480.23         6.25%
65.01 to 70.00                   103         $  47,497,846.67        12.62%
70.01 to 75.00                   125         $  57,121,088.49        15.17%
75.01 to 80.00                   363         $ 158,122,457.33        42.00%
80.01 to 85.00                     7         $   2,639,207.63         0.70%
85.01 to 90.00                    14         $   5,511,973.78         1.46%
90.01 to 95.00                    19         $   6,488,718.01         1.72%
                           ----------------------------------------------------
                                 821         $ 376,469,883.26       100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 70.09%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
Owner Occupied                   806         $ 370,402,883.26        98.39%
Second/Vacation Home              15         $   6,067,000.00         1.61%
                           ----------------------------------------------------
                                 821         $ 376,469,883.26       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                  Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
  $250,001 -   $300,000            5         $   1,467,126.00         0.39%
  $300,001 -   $350,000          172         $  56,863,559.57        15.10%
  $350,001 -   $400,000          217         $  81,955,245.88        21.77%
  $400,001 -   $450,000          135         $  57,273,923.84        15.21%
  $450,001 -   $500,000           88         $  41,818,393.09        11.11%
  $500,001 -   $550,000           57         $  30,000,031.66         7.97%
  $550,001 -   $600,000           44         $  25,612,725.83         6.80%
  $600,001 -   $650,000           47         $  29,783,147.52         7.91%
  $650,001 -   $700,000            4         $   2,738,500.00         0.73%
  $700,001 -   $750,000            6         $   4,344,581.14         1.15%
  $750,001 - $1,000,000           40         $  35,274,190.93         9.37%
$1,000,001 - $1,500,000            4         $   5,405,018.00         1.44%
$1,500,001 - $2,000,000            2         $   3,933,439.80         1.04%
                           ----------------------------------------------------
                                 821         $ 376,469,883.26       100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $458,550.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms              Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
       360                       640         $ 299,160,959.00        79.46%
       359                        85         $  36,058,944.84         9.58%
       358                        12         $   5,105,726.49         1.36%
       357                         3         $   1,214,768.65         0.32%
       351                         2         $   1,015,872.27         0.27%
       350                        21         $   8,451,291.00         2.24%
       349                        18         $   7,686,146.00         2.04%
       348                        10         $   3,700,324.00         0.98%
       346                         2         $     927,599.00         0.25%
       345                         2         $     755,476.00         0.20%
       322                         1         $     423,259.58         0.11%
       300                         3         $   1,031,065.00         0.27%
       240                        21         $  10,519,270.00         2.79%
       239                         1         $     419,181.43         0.11%
                           ----------------------------------------------------
                                 821         $ 376,469,883.26       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 356 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
Arizona                           17         $   6,856,748.02         2.61%
California                       218         $ 106,101,028.06        40.40%
Colorado                          22         $  10,080,358.01         3.84%
Connecticut                       13         $   5,869,780.29         2.24%
Florida                           21         $   9,765,497.22         3.72%
Illinois                          15         $   6,751,700.00         2.57%
Massachusetts                     12         $   6,318,080.14         2.41%
Michigan                          11         $   5,616,900.00         2.14%
Missouri                          11         $   5,369,000.00         2.04%
New Jersey                        31         $  13,448,276.21         5.12%
New York                          13         $   5,256,099.99         2.00%
Texas                             24         $  11,625,549.00         4.43%
Washington                        19         $   8,709,995.35         3.32%
Other (less than 2%)             124         $  60,840,703.05        23.17%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

----------
(1) The Other row in the preceding table includes 25 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 1.066% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
CLUES Plus                        32         $  12,812,486.55         4.88%
Full/Alternative                 253         $ 131,139,680.72        49.94%
No Income                          2         $     704,307.22         0.27%
Reduced                          237         $ 106,599,046.85        40.59%
Stated Income/
  Stated Asset                     4         $   1,751,900.00         0.67%
Streamlined                       23         $   9,602,294.00         3.66%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                          2         $   1,176,113.65         0.45%
Low-rise Condo                    18         $   8,255,082.97         3.14%
PUD                              127         $  59,289,436.33        22.58%
Single Family Residence          404         $ 193,889,082.39        73.83%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

                               Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
       5.625                       2         $     776,944.00         0.30%
       5.750                      42         $  20,003,645.00         7.62%
       5.875                     122         $  60,531,683.95        23.05%
       6.000                     191         $  92,532,439.87        35.24%
       6.125                     110         $  50,109,552.73        19.08%
       6.250                      60         $  27,885,569.02        10.62%
       6.375                      10         $   4,517,898.09         1.72%
       6.500                       7         $   2,717,836.70         1.03%
       6.625                       2         $     692,287.68         0.26%
       6.750                       2         $   1,634,641.74         0.62%
       6.875                       1         $     355,000.00         0.14%
       7.000                       1         $     461,216.56         0.18%
       7.250                       1         $     391,000.00         0.15%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.024% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.026% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
Cash-Out Refinanced              114         $  53,511,968.88        20.38%
Purchase                          64         $  31,924,933.33        12.16%
Rate/Term Refinanced             373         $ 177,172,813.13        67.47%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 and Below                 143          $  70,689,822.18        26.92%
50.01 to 55.00                   29          $  13,734,597.56         5.23%
55.01 to 60.00                   54          $  25,845,847.14         9.84%
60.01 to 65.00                   61          $  27,397,686.45        10.43%
65.01 to 70.00                   78          $  37,714,442.88        14.36%
70.01 to 75.00                   85          $  39,821,031.59        15.16%
75.01 to 80.00                   97          $  45,823,287.54        17.45%
80.01 to 85.00                    1          $     391,000.00         0.15%
85.01 to 90.00                    3          $   1,192,000.00         0.45%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 60.30%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
Owner Occupied                   532         $ 253,096,423.60        96.38%
Second/Vacation Home              19         $   9,513,291.74         3.62%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                  Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
$300,001 -   $350,000             80         $  26,767,500.99        10.19%
$350,001 -   $400,000            129         $  48,349,178.43        18.41%
$400,001 -   $450,000             76         $  32,412,583.55        12.34%
$450,001 -   $500,000             84         $  40,031,855.96        15.24%
$500,001 -   $550,000             49         $  25,668,524.54         9.77%
$550,001 -   $600,000             37         $  21,448,292.01         8.17%
$600,001 -   $650,000             59         $  37,490,036.55        14.28%
$650,001 -   $700,000              1         $     660,698.00         0.25%
$700,001 -   $750,000             12         $   8,685,900.00         3.31%
$750,001 - $1,000,000             24         $  21,095,145.31         8.03%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $476,606.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms              Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
        180                      487         $ 232,935,649.99        88.70%
        179                       34         $  16,135,835.76         6.14%
        178                        5         $   2,276,266.34         0.87%
        177                        1         $     395,639.16         0.15%
        176                        1         $     490,085.39         0.19%
        174                        1         $     417,163.89         0.16%
        147                        1         $     333,524.11         0.13%
        144                        1         $     632,781.00         0.24%
        120                       12         $   5,484,383.44         2.09%
        119                        3         $   1,223,698.80         0.47%
        117                        1         $     461,216.56         0.18%
        116                        1         $     634,641.74         0.24%
        115                        1         $     354,044.87         0.13%
        113                        2         $     834,784.29         0.32%
                           ----------------------------------------------------
                                 551         $ 262,609,715.34       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 178 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Celia Coulter
                                              -------------------------------
                                              Celia Coulter
                                              Vice President


Dated: October 10, 2002



                                       5